AFL-CIO Housing Investment Trust

The AFL-CIO Housing Investment Trust (HIT) is a $6.2 billion fixed-income mutual fund that specializes in high credit quality multifamily mortgage-backed securities.

More than 30 years of success in impact investing – generating competitive returns for pension and other eligible funds while also providing the vital collateral benefits of union jobs and affordable housing for working people.

The HIT’s investments have had significant positive impacts on communities across the country.

$27.7 billion total economic impact*

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Invested $10.8 billion nationally since inception in 1984, financed 497 projects in 29 states

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Created over 163.8 million hours of union construction labor.

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Generated nearly 174,000 total jobs in communities across the U.S.

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Created $10.9 billion in personal income including benefits, with $5.4 billion for construction workers

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Produced approximately 108,400 housing and healthcare units nationwide, with 67% of the housing units affordable or workforce housing

$3.4 billion in tax revenues*

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State and local revenue of $1.1 billion

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Federal revenue of $2.3 billion

*Source: Pinnacle Economics, Inc., and HIT. Figures provided are estimates calculated using an IMPLAN input-output model based on HIT project data. Projects include those with financing by HIT’s affiliate, Building America. Data current as of December 31, 2017 and in 2016 dollars.

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AFL-CIO Housing Investment Trust

WORK GENERATED FOR [TRADE TYPE]

Last 10 Years (2008-2017)

Trade	Estimated Hours Worked
[Trade Type]	[xxx,xxx,xxx]
Total All Trades	54,882,500

Since the HIT’s inception in 1984

[Trade Type]	[xxx,xxx,xxx]
Total All Trades	163,833,500

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Avenue, NW, Suite 200

Washington, DC 20037

(202) 331-8055

www.aflcio-hit.com

January 2018